As filed with the Securities and Exchange Commission on January 9, 2006

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21499

                  NEUBERGER BERMAN DIVIDEND ADVANTAGE FUND INC.
                  ---------------------------------------------
             (Exact Name of the Registrant as Specified in Charter)
                      c/o Neuberger Berman Management Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

       Registrant's Telephone Number, including area code: (212) 476-8800

                    Peter E. Sundman, Chief Executive Officer
                  Neuberger Berman Dividend Advantage Fund Inc.
                           605 Third Avenue, 2nd Floor
                          New York, New York 10158-0180

                            Arthur C. Delibert, Esq.
                   Kirkpatrick & Lockhart Nicholson Graham LLP
                    1800 Massachusetts Avenue, N.W. 2nd Floor
                            Washington, DC 20036-1800
                   (Names and addresses of agents for service)

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS


[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY

ANNUAL REPORT
OCTOBER 31, 2005


NEUBERGER BERMAN
DIVIDEND ADVANTAGE FUND INC.

                                               NEUBERGER BERMAN OCTOBER 31, 2005

CONTENTS

THE FUND

CHAIRMAN'S LETTER                                                             1

PORTFOLIO COMMENTARY                                                          2

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS                               6

FINANCIAL STATEMENTS                                                          9

FINANCIAL HIGHLIGHTS/PER SHARE DATA                                          20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                      22

DIVIDEND REINVESTMENT PLAN                                                   23

DIRECTORY                                                                    25

DIRECTORS AND OFFICERS                                                       26

PROXY VOTING POLICIES AND PROCEDURES                                         34

QUARTERLY PORTFOLIO SCHEDULE                                                 34

CHANGE TO INVESTMENT POLICY                                                  34

NOTICE TO SHAREHOLDERS                                                       34

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS            35

CHAIRMAN'S LETTER

DEAR SHAREHOLDER,

I am pleased to present to you this annual report for the Neuberger Berman Dividend Advantage Fund Inc. The report includes a portfolio commentary, a listing of the Fund's investments, and its audited financial statements for the fiscal year ending October 31, 2005.

The Fund seeks high total return, comprising high current income (a portion of which may be qualified dividend income) and capital appreciation. Securities in the portfolio that meet the requirements for qualified dividend income are taxed at the same federal tax rates applicable to long-term capital gains, which can create a favorable tax situation for shareholders.

The Fund is built on a foundation of fundamental research. An Asset Allocation Committee takes responsibility for allocating assets between income-producing securities recommended by the Neuberger Berman, LLC Research Department, and real estate company securities--a structure that we believe provides shareholders with an added level of confidence.

Thank you for entrusting your hard-earned assets to Neuberger Berman. We will continue to work hard to preserve and grow your capital.

Sincerely,

/s/ Peter Sundman

PETER SUNDMAN
CHAIRMAN OF THE BOARD
NEUBERGER BERMAN DIVIDEND
ADVANTAGE FUND INC.

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund name in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C) 2005 Neuberger Berman Management Inc. All rights reserved.

DIVIDEND ADVANTAGE FUND INC. PORTFOLIO COMMENTARY

For the fiscal year ending October 31, 2005, on a Net Asset Value (NAV) basis, the Neuberger Berman Dividend Advantage Fund Inc. (AMEX: NDD) provided a total return of 20.57%, compared to gains of 8.72% and 17.94% for the S&P 500 Index and the NAREIT Equity REIT Index, respectively, over the same period.

The Fund includes an approximately even mix of 1) income-producing securities that are chosen by the Firm's in-house research department and a team of experienced portfolio managers, and 2) real estate company securities. The portion of the portfolio driven by our in-house research seeks to invest a significant majority of its assets in stocks rated Buy (B) or New Funds Buy (N) which have recently had a higher average dividend yield than that of the S&P
500. The remaining assets in this segment are chosen by a team of managers with experience selecting attractive income opportunities.

The segment of the portfolio focused on income-producing securities has continued to outperform the S&P 500. During the reporting period, the Fund's energy holdings did well on strength in oil prices, and the natural resource companies also performed well. This area of the portfolio also benefited from the recent trend toward dividend-paying stocks that now receive more favorable tax treatment than they did in the past, as well as from investors seeking income in a rising, albeit relatively benign, interest rate environment. While there remains some risk, we expect the tax law favoring qualifying dividends, which is scheduled to expire in 2008, to be extended when it comes before Congress.

REITs performed well across the board--office properties, regional malls, apartments and industrial properties all provided strong returns. The office sector benefited from improved economic growth and modest rent growth. Shares in industrial properties rose as the demand for warehouse space increased, pension funds became more interested in the sector and industrial property joint ventures multiplied. Apartment properties fared well, reflecting the recent improvement in fundamentals and rising occupancy rates. The apartment sector also benefited from the perception that the market for housing sales has peaked. Regional malls did well, in part due to healthy consumer spending and excellent retail economics this year.

In this environment, the Fund benefited from the strength of--and an overweight position in--the office sector. Health care REITs also performed well and the Fund's holdings outperformed benchmark sector components. In the apartment sector, the portfolio's market weight position in this strongly performing segment helped overall returns. However, the hotel sector lagged, as did our holdings in the group, as investors took gains made in 2004 and moved on to other property areas. Community shopping centers also lagged behind other REIT sectors, which we attribute to limited acquisition opportunities.

We believe that our emphasis on diversification across property sectors and geographic regions continues to enhance the Fund's ability to deliver consistent returns.

From a broader perspective, we remain optimistic about REIT fundamentals. As a result of rising construction costs (a 10%-15% rise over the last 12 months, concentrated in labor and raw materials), we believe that supply growth will remain modest over the coming year. Furthermore, we remain positive on demand growth, particularly in light of expectations for 3% GDP growth in 2006. We also expect the Federal Reserve to complete its series of rate increases in the first half of 2006. If this supply/demand environment continues, we anticipate a rise in occupancy rates and rent levels for 2006, a scenario that bodes well for the commercial real estate market.

The REIT industry's solid earnings growth through the first three quarters of 2005 suggests to us a favorable earnings outlook for 2006. Commercial real estate fundamentals remain attractive, which is consistent with market expectations. We expect REIT dividend growth also to be attractive, at around 3% to 4% in the coming 12 months. In addition, continued healthy capital markets would be expected to lead to an increase in merger and acquisition activity in 2006. We expect the Fund to be a beneficiary of this trend.

Sincerely,


                                NEUBERGER BERMAN
                          DIVIDEND ADVANTAGE FUND INC.
                           ASSET ALLOCATION COMMITTEE

DIVIDEND ADVANTAGE FUND

                                                                             DIVIDEND ADVANTAGE FUND
                                                                              AMEX TICKER SYMBOL NDD
1 YEAR TOTAL RETURN

NAV (1),(3)                                                                                    20.57%
MARKET PRICE (2),(3)                                                                           13.57%

AVERAGE ANNUAL TOTAL RETURN (Life of Fund as of October 31, 2005)

NAV (1),(3)                                                                                    20.47%
MARKET PRICE (2),(3)                                                                            5.98%
INCEPTION DATE                                                                            03/25/2004

INDUSTRY DIVERSIFICATION
(% OF TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS)

Aerospace                                                                 0.9%
Apartments                                                               12.1
Banking & Financial                                                      10.7
Basic Materials                                                           2.6
Chemicals                                                                 0.9
Community Centers                                                         7.1
Consumer Cyclicals                                                        0.9
Consumer Discretionary                                                    1.9
Diversified                                                               9.6
Energy                                                                    9.1
Entertainment                                                             1.4
Finance                                                                   0.8
Financial Services                                                        2.2
Food & Beverage                                                           2.9
Health Care                                                               5.5
Industrial                                                                5.4
Insurance                                                                 1.1
Lodging                                                                   4.8
Office                                                                   19.2
Office - Industrial                                                       4.1
Pharmaceutical                                                            3.2
Publishing & Broadcasting                                                 1.9
Regional Malls                                                            8.7
Software                                                                  1.0
Telecommunications                                                        5.2
Utilities                                                                 6.5
Waste Management                                                          2.0
Short-Term Investments                                                   17.6
Liabilities, less cash, receivables and other assets                    (49.3)

Closed-end funds, unlike open-end funds, are not continually offered. There is an initial public offering and once issued, common shares of closed-end funds are sold in the open market through a stock exchange.

The composition, industries and holdings of the Fund are subject to change. Investment return will fluctuate. Past performance is no guarantee of future results.

ENDNOTES

     1.   Return based on Net Asset Value ("NAV") of the Fund.

     2. Return based on market price of Fund shares on the American Stock Exchange.

     3. Neuberger Berman Management Inc. has contractually agreed to waive a portion of the management fees that it is entitled to receive from the Fund. The undertaking lasts until October 31, 2010. Please see the notes to the financial statement for specific information regarding the rate of the management fees waived by Neuberger Berman Management Inc. Absent such a waiver, the performance for the Fund would be lower.

GLOSSARY OF INDICES

             S&P  500 INDEX: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

   NAREIT EQUITY REIT INDEX: Tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that the indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that investors cannot invest directly in any index. Data about the performance of each index is prepared or obtained by Neuberger Berman Management Inc. and includes reinvestment of all dividends and capital gain distributions. The Fund may invest in securities not included in its indices.

SCHEDULE OF INVESTMENTS DIVIDEND ADVANTAGE FUND INC.

TOP TEN EQUITY HOLDINGS

      HOLDING                                            %
 1    Colonial Properties Trust                         3.4
 2    Camden Property Trust                             3.0
 3    Reckson Associates Realty                         2.7
 4    Kinder Morgan                                     2.5
 5    ConocoPhillips                                    2.5
 6    Equity Residential                                2.3
 7    Northern Trust                                    2.3
 8    Apartment Investment & Management                 2.3
 9    Maguire Properties                                2.3
10    Cooper Industries Class A                         2.2

NUMBER OF SHARES                                                                        MARKET VALUE +
                                                                                     (000'S OMITTED)
COMMON STOCKS (129.5%)

AEROSPACE (0.9%)
    35,500    Goodrich Corp.                                                                $  1,280

APARTMENTS (12.1%)
    80,400    Apartment Investment & Management                                                3,087
    72,300    Camden Property Trust                                                            4,074^
    80,000    Equity Residential                                                               3,140^
    11,300    Essex Property Trust                                                             1,016
    64,300    Home Properties                                                                  2,498^
   123,200    United Dominion Realty Trust                                                     2,727
                                                                                            --------
                                                                                              16,542

BANKING & FINANCIAL (10.7%)
    29,000    Bank of America                                                                  1,268
    12,000    Freddie Mac                                                                        736
    35,900    Hartford Financial Services Group                                                2,863
    26,400    Lincoln National                                                                 1,336
    35,600    Nationwide Financial Services                                                    1,438
    58,200    Northern Trust                                                                   3,120
    42,500    U.S. Bancorp                                                                     1,257
    51,600    Wachovia Corp.                                                                   2,607
                                                                                            --------
                                                                                              14,625

BASIC MATERIALS (2.6%)
    35,200    Freeport-McMoRan Copper & Gold                                                   1,739
    11,700    Rio Tinto                                                                        1,786
                                                                                            --------
                                                                                               3,525

CHEMICALS (0.9%)
    28,300    duPont                                                                           1,180

COMMUNITY CENTERS (7.1%)
    63,000    Developers Diversified Realty                                                    2,752^
    64,900    Heritage Property Investment Trust                                               2,116
    29,900    Pan Pacific Retail Properties                                                    1,899^
   107,200    Tanger Factory Outlet Centers                                                    2,882^
                                                                                            --------
                                                                                               9,649

CONSUMER CYCLICALS (0.9%)
    53,800    Eastman Kodak                                                                    1,178

CONSUMER DISCRETIONARY (1.9%)
    50,500    V. F. Corp.                                                                      2,639

DIVERSIFIED (9.6%)
   105,000    Colonial Properties Trust                                                        4,589^
    42,500    Cooper Industries Class A                                                        3,013
    77,200    General Electric                                                                 2,618@@
    35,700    Vornado Realty Trust                                                             2,892
                                                                                            --------
                                                                                              13,112

ENERGY (9.1%)
    26,700    ChevronTexaco Corp.                                                           $  1,524
    51,200    ConocoPhillips                                                                   3,347
    54,900    Enterprise Products Partners                                                     1,420
    25,300    Exxon Mobil                                                                      1,420
    37,800    Kinder Morgan                                                                    3,436^
    32,200    TEPPCO Partners                                                                  1,259^
                                                                                            --------
                                                                                              12,406

ENTERTAINMENT (1.4%)
   100,400    Regal Entertainment Group                                                        1,850^

FINANCE (0.8%)
   223,100    ECC Capital                                                                        587^
    19,200    Gramercy Capital                                                                   453
                                                                                            --------
                                                                                               1,040

FINANCIAL SERVICES (2.2%)
    49,000    PNC Financial Services Group                                                     2,975

FOOD & BEVERAGE (2.9%)
    66,900    Cadbury Schweppes ADR                                                            2,655
    22,700    Diageo PLC ADR                                                                   1,349
                                                                                            --------
                                                                                               4,004

HEALTH CARE (5.5%)
    61,500    Abbott Laboratories                                                              2,647
    43,300    Health Care REIT                                                                 1,526^
    55,200    Nationwide Health Properties                                                     1,280^
    64,500    Ventas, Inc.                                                                     1,976^
                                                                                            --------
                                                                                               7,429

INDUSTRIAL (5.4%)
    70,700    Dover Corp.                                                                      2,756
    66,000    First Industrial Realty Trust                                                    2,682^
    43,800    ProLogis                                                                         1,883
                                                                                            --------
                                                                                               7,321

INSURANCE (1.1%)
    44,000    Endurance Specialty Holdings                                                     1,459

LODGING (2.6%)
    96,400    Strategic Hotel Capital                                                          1,638^
    84,200    Sunstone Hotel Investors                                                         1,886^
                                                                                            --------
                                                                                               3,524

OFFICE (19.2%)
    14,000    Boston Properties                                                                  969
    85,300    Brandywine Realty Trust                                                          2,337^
    91,400    CarrAmerica Realty                                                               3,010^
   131,900    Columbia Equity Trust                                                            1,935^
    91,100    Equity Office Properties Trust                                                   2,806
    87,600    Highwoods Properties                                                             2,471^
   191,100    HRPT Properties Trust                                                            2,085^
    64,400    Mack-Cali Realty                                                                 2,747
   102,100    Maguire Properties                                                               3,063^

NUMBER OF SHARES                                                                        MARKET VALUE +
                                                                                     (000'S OMITTED)
   106,100    Reckson Associates Realty                                                     $  3,725^
    44,500    Trizec Properties                                                                  990^
                                                                                            --------
                                                                                              26,138

OFFICE--INDUSTRIAL (4.1%)
    91,600    Bedford Property Investors                                                       2,056
    48,600    Digital Realty Trust                                                               932^
    76,500    Duke Realty                                                                      2,609^
                                                                                            --------
                                                                                               5,597

PHARMACEUTICAL (3.2%)
    22,300    Johnson & Johnson                                                                1,396
    54,600    Novartis AG ADR                                                                  2,939
                                                                                            --------
                                                                                               4,335

PUBLISHING & BROADCASTING (1.9%)
    75,000    R.R. Donnelley                                                                   2,627

REGIONAL MALLS (8.7%)
    51,500    CBL & Associates Properties                                                      1,923^
    90,500    Glimcher Realty Trust                                                            2,079^
    31,200    Macerich Co.                                                                     2,005
    16,800    Mills Corp.                                                                        899
    52,000    Pennsylvania REIT                                                                2,002^
    40,500    Simon Property Group                                                             2,901
                                                                                            --------
                                                                                              11,809

SOFTWARE (1.0%)
    54,700    Microsoft Corp.                                                                  1,406

TELECOMMUNICATIONS (5.2%)
    23,800    ALLTEL Corp.                                                                     1,472
   124,400    Sprint Corp.                                                                     2,900
   104,200    Vodafone Group ADR                                                               2,736
                                                                                            --------
                                                                                               7,108

UTILITIES (6.5%)
    28,000    Ameren Corp.                                                                     1,473
    19,450    Dominion Resources                                                               1,480
    53,000    Duke Energy                                                                      1,403
    33,000    Exelon Corp.                                                                     1,717
    60,500    NiSource Inc.                                                                    1,431
    40,400    Southern Co.                                                                     1,413
                                                                                            --------
                                                                                               8,917

WASTE MANAGEMENT (2.0%)
    90,300    Waste Management                                                                 2,665

TOTAL COMMON STOCKS
(COST $160,706)                                                                              176,340
                                                                                            --------

PREFERRED STOCKS (2.2%)

LODGING (2.2%)
   108,300    Felcor Lodging Trust, Ser. A                                                     2,585
    19,000    LaSalle Hotel Properties, Ser. D                                                   456
                                                                                            --------

TOTAL PREFERRED STOCKS
(COST $2,692)                                                                                  3,041
                                                                                            --------

PRINCIPAL AMOUNT                                                                        MARKET VALUE +
                                                                                     (000'S OMITTED)
REPURCHASE AGREEMENTS (0.7%)
$  916,554    Banc of America Securities LLC, Repurchase Agreement, 4.02%,
              due 11/1/05, dated 10/31/05, Maturity Value $916,657,
              Collateralized by $1,023,744 Fannie Mae, 5.00%, due 4/1/35
              (Collateral Value $934,886)
              (COST $917)                                                                  $     917#
                                                                                           ---------

SHORT-TERM INVESTMENTS (17.6%)
15,643,047    Neuberger Berman Securities Lending Quality Fund, LLC                           15,643++
 8,307,241    Neuberger Berman Prime Money Fund Trust Class                                    8,307@
                                                                                           ---------

TOTAL SHORT-TERM INVESTMENTS
(COST $23,950)                                                                                23,950#
                                                                                           ---------

TOTAL INVESTMENTS (150.0%)
(COST $188,265)                                                                              204,248##
Liabilities, less cash, receivables and other assets [(11.5%)]                               (15,544)
Liquidation Value of Auction Preferred Shares [(38.5%)]                                      (52,500)
                                                                                           ---------

TOTAL NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)                                $ 136,204
                                                                                           ---------

See Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

+ Investments in equity securities by Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Directors of the Fund (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using the exchange rate as of 12:00 noon, Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At October 31, 2005, the cost of investments for U.S. Federal income tax purposes was $188,269,000. Gross unrealized appreciation of investments was $59,388,000 and gross unrealized depreciation of investments was $43,409,000, resulting in net unrealized appreciation of $15,979,000, based on cost for U.S. Federal income tax purposes.

@@ All or a portion of this security is segregated as collateral for interest rate swap contracts.

@ Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. (see Notes A & E of Notes to Financial Statements) and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

^ All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

++ Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & E of Notes to Financial Statements).

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

                                                                                                  DIVIDEND
NEUBERGER BERMAN                                                                                 ADVANTAGE
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                                                              FUND
ASSETS
   INVESTMENTS IN SECURITIES, AT MARKET VALUE*+ (NOTES A & E)--SEE SCHEDULE OF INVESTMENTS:
   Unaffiliated issuers                                                                       $    180,298
   Affiliated issuers                                                                               23,950
----------------------------------------------------------------------------------------------------------
                                                                                                   204,248
   Interest rate swaps, at market value (Note A)                                                       936
   Dividends and interest receivable                                                                   290
   Prepaid expenses and other assets                                                                    15
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                       205,489
----------------------------------------------------------------------------------------------------------
LIABILITIES
   Payable for collateral on securities loaned (Note A)                                             16,560
   Dividends payable--preferred shares                                                                  44
   Payable to investment manager--net (Notes A & B)                                                     63
   Payable to administrator (Note B)                                                                    40
   Accrued expenses and other payables                                                                  78
----------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                   16,785
----------------------------------------------------------------------------------------------------------
AUCTION MARKET PREFERRED SHARES SERIES A & B AT LIQUIDATION VALUE
   4,800 shares authorized; 2,100 shares issued and outstanding
   $.0001 par value; $25,000 liquidation value per share (Note A)                                   52,500
----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                         $    136,204
----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF:
   Paid-in capital--common shares                                                             $    108,409
   Distributions in excess of net investment income                                                    (47)
   Accumulated net realized gains (losses) on investments                                           10,954
   Net unrealized appreciation (depreciation) in value of investments                               16,888
----------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS AT VALUE                                         $    136,204
----------------------------------------------------------------------------------------------------------
COMMON SHARES OUTSTANDING ($.0001 PAR VALUE; 999,995,200 SHARES AUTHORIZED)                          5,805
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE OUTSTANDING                                                  $      23.46
----------------------------------------------------------------------------------------------------------
+SECURITIES ON LOAN, AT MARKET VALUE                                                          $     16,058
----------------------------------------------------------------------------------------------------------
*COST OF INVESTMENTS:
   Unaffiliated issuers                                                                       $    164,315
   Affiliated issuers                                                                               23,950
----------------------------------------------------------------------------------------------------------
TOTAL COST OF INVESTMENTS                                                                     $    188,265
----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                            NEUBERGER BERMAN FOR THE YEAR ENDED OCTOBER 31, 2005

STATEMENT OF OPERATIONS

                                                                                                  DIVIDEND
NEUBERGER BERMAN                                                                                 ADVANTAGE
(000'S OMITTED)                                                                                       FUND
INVESTMENT INCOME
INCOME (NOTE A):
Dividend income--unaffiliated issuers                                                         $      5,162
Income from investments in affiliated issuers (Note E)                                                 150
Income from securities loaned--affiliated issuer (Note E)                                                5
Foreign taxes withheld                                                                                 (27)
----------------------------------------------------------------------------------------------------------
Total income                                                                                         5,290
----------------------------------------------------------------------------------------------------------
EXPENSES:
Investment management fee (Notes A & B)                                                              1,107
Administration fee (Note B)                                                                            461
Auction agent fees (Note B)                                                                            133
Audit fees                                                                                              43
Basic maintenance expense (Note B)                                                                      25
Custodian fees (Note B)                                                                                 91
Directors' fees and expenses                                                                            26
Insurance expense                                                                                        7
Legal fees                                                                                              96
Shareholder reports                                                                                     44
Stock exchange listing fees                                                                              2
Stock transfer agent fees                                                                               33
Miscellaneous                                                                                           21
----------------------------------------------------------------------------------------------------------
Total expenses                                                                                       2,089
Investment management fee waived (Notes A & B)                                                        (374)
Expenses reduced by custodian fee expense offset and commission
recapture arrangements (Note B)                                                                        (20)
----------------------------------------------------------------------------------------------------------
Total net expenses                                                                                   1,695
----------------------------------------------------------------------------------------------------------
Net investment income                                                                                3,595
----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE A)
Net realized gain (loss) on:
     Sales of investment securities of unaffiliated issuers                                         15,954
     Interest rate swap contracts                                                                     (354)
Change in net unrealized appreciation (depreciation) in value of:
     Unaffiliated investment securities                                                              4,095
     Interest rate swap contracts                                                                    1,571
     -----------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                                      21,266
----------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
     Net investment income                                                                          (1,557)
     -----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON
SHAREHOLDERS RESULTING FROM OPERATIONS                                                        $     23,304
----------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

                                               NEUBERGER BERMAN OCTOBER 31, 2005

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  DIVIDEND ADVANTAGE FUND
                                                                           ----------------------------------
                                                                                                  PERIOD FROM
                                                                                               MARCH 30, 2004
                                                                                    YEAR        (COMMENCEMENT
                                                                                   ENDED    OF OPERATIONS) TO
NEUBERGER BERMAN                                                             OCTOBER 31,          OCTOBER 31,
(000'S OMITTED)                                                                     2005                 2004
INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:

FROM OPERATIONS:
Net investment income (loss)                                                 $     3,595       $        2,268
Net realized gain (loss) on investments                                           15,600                  311
Change in net unrealized appreciation (depreciation) of investments                5,666               11,222
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM (NOTE A):
Net investment income                                                               (702)                (163)
Net realized gain on investments                                                    (855)                 (45)
Tax return of capital                                                                 --                  (97)
-------------------------------------------------------------------------------------------------------------
Total distributions to preferred shareholders                                     (1,557)                (305)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to common shareholders
resulting from operations                                                         23,304               13,496
-------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM (NOTE A):
Net investment income                                                             (3,141)              (1,861)
Net realized gain on investments                                                  (3,825)                (510)
Tax return of capital                                                                 --               (1,112)
-------------------------------------------------------------------------------------------------------------
Total distributions to common shareholders                                        (6,966)              (3,483)
-------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE D):
Net proceeds from initial capitalization                                              --                  100
Net proceeds from issuance of common shares                                           --              110,548
Preferred shares offering costs                                                        5                 (800)
-------------------------------------------------------------------------------------------------------------
Total net proceeds from capital share transactions                                     5              109,848
-------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS           16,343              119,861

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS:
Beginning of period                                                              119,861                   --
-------------------------------------------------------------------------------------------------------------
End of period                                                                $   136,204       $      119,861
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income (loss) at end of period                  $        --       $           11
-------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income at end of period            $       (47)      $           --
-------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS DIVIDEND ADVANTAGE FUND INC.

          NOTE A--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

     1 GENERAL: Neuberger Berman Dividend Advantage Fund Inc. (the "Fund") was organized as a Maryland corporation on January 29, 2004 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund had no operations until March 30, 2004, other than matters relating to its organization and the sale on March 8, 2004 of 5,236 shares of common stock for $100,008 ($19.10 per share) to Neuberger Berman, LLC ("Neuberger"), the Fund's sub-adviser. The Board of Directors of the Fund (the "Board") may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of shareholders.

          The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     2 PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Schedule of Investments.

     3 SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

     4 INCOME TAX INFORMATION: It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

          Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

          As determined on October 31, 2005, permanent differences resulting primarily from different book and tax accounting for distributions in excess of earnings and income recognized on interest rate swaps were reclassified at year end. These reclassifications had no effect on net income, net assets applicable to common shareholders or net asset value per common share of the Fund.

          The tax character of distributions paid during the year ended October 31, 2005 and the period ended October 31, 2004 was as follows:

                                                      DISTRIBUTIONS PAID FROM:
                    ORDINARY INCOME          LONG-TERM CAPITAL GAIN    TAX RETURN OF CAPITAL             TOTAL
                      2005          2004        2005        2004        2005           2004            2005        2004
               $ 8,522,886   $ 2,386,586        $ --   $ 193,309        $ --    $ 1,208,557     $ 8,522,886  $ 3,788,45

          As of October 31, 2005, the components of distributable earnings (accumulated losses) on a U.S. Federal income tax basis were as follows:

                                  UNDISTRIBUTED         UNREALIZED               LOSS
               UNDISTRIBUTED          LONG-TERM       APPRECIATION      CARRYFORWARDS
             ORDINARY INCOME               GAIN     (DEPRECIATION)      AND DEFERRALS             TOTAL
             $     3,659,562      $   7,299,243      $  16,880,095       $         --      $ 27,838,900

          The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences on distribution payments, wash sales and income recognized on interest rate swaps.

     5 FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

     6 DISTRIBUTIONS TO SHAREHOLDERS: The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to declare and pay quarterly distributions to common shareholders. The Fund has adopted a policy to pay common shareholders a stable quarterly distribution. The Fund's ability to satisfy its policy will depend on a number of factors, including the stability of income received from its investments, the availability of capital gains, distributions paid on preferred shares and the level of expenses. In an effort to maintain a stable distribution amount, the Fund may pay distributions consisting of net investment income, realized gains and paid-in-capital. There is no assurance that the Fund will always be able to pay distributions of a particular size, or that a distribution will consist solely of net investment income and realized capital gains. The composition of the Fund's distributions for the calendar year 2005 will be reported to Fund shareholders on IRS Form 1099DIV. The Fund may pay distributions in excess of those required by its stable distribution policy to avoid excise tax or to satisfy the requirements of Subchapter M of the Internal Revenue Code. Income distributions and capital gain distributions to common shareholders are recorded on the ex-date. Net realized capital gains, if any, will be offset to the extent of any available capital loss carryforwards. Any such offset will not reduce the level of the stable distribution paid by the Fund. Distributions to preferred shareholders are accrued and determined as described in Note A-7.

          The Fund invests a significant portion of its assets in securities issued by real estate companies, including real estate investment trusts ("REITs"). The distributions received from REITs held by the Fund are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At October 31, 2005, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended October 31, 2005, the character of distributions paid to shareholders is disclosed within the Statement of Changes and is also based on these estimates. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital but the actual amount of tax return of capital, if any, is not determinable until after the Fund's fiscal year. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099 DIV.

          Subsequent to October 31, 2005, the Fund, on November 15, 2005 declared a distribution to common shareholders in the amount of $0.30 per share payable December 15, 2005, to shareholders of record on November 25, 2005, with an ex-date of November 22, 2005.

     7 EXPENSE ALLOCATION: Certain expenses are applicable to multiple funds. Expenses directly attributable to the Fund are charged to the Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

     8 REDEEMABLE PREFERRED SHARES: On March 4, 2004, the Fund re-classified 4,800 unissued shares of capital stock as Series A Auction Market Preferred Shares and Series B Auction Market Preferred Shares ("AMPS"). On June 28, 2004, the Fund issued 1,050 Series A AMPS and 1,050 Series B AMPS. All AMPS have a liquidation preference of $25,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon ("Liquidation Value").

          Except when the Fund has declared a special rate period, distributions to preferred shareholders, which are cumulative, are accrued daily and paid every 7 days for Series A AMPS and every 28 days for Series B AMPS. Distribution rates are reset every 7 days for Series A AMPS and every 28 days for Series B AMPS based on the results of an auction, except during special rate periods. For the year ended October 31, 2005, distribution rates ranged from 1.90% to 3.75% for Series A and 1.94% to 3.85% for Series B AMPS. The Fund declared distributions to preferred shareholders for the period November 1, 2005 to November 30, 2005 of $769,682 and $786,921 for Series A and Series B AMPS, respectively.

          The Fund may redeem AMPS, in whole or in part, on the second business day preceding any distribution payment date at Liquidation Value. The Fund is also subject to certain restrictions relating to the AMPS. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of AMPS at Liquidation Value. The holders of AMPS are entitled to one vote per share and will vote with holders of common shares as a single class, except that the AMPS will vote separately as a class on certain matters, as required by law or the Fund's charter. The holders of the AMPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on AMPS for two consecutive years.

     9 INTEREST RATE SWAPS: The Fund may enter into interest rate swap transactions, with institutions that Management has determined are creditworthy, to reduce the risk that an increase in short-term interest rates could reduce common share net earnings as a result of leverage. Under the terms of the interest rate swap contracts, the Fund agrees to pay the swap counter party a fixed-rate payment in exchange for the counter party's paying the Fund a variable-rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's AMPS. The fixed-rate and variable-rate payment flows are netted against each other, with the difference being paid by one party to the other on a monthly basis. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily.

          Risks may arise if the counter party to a swap contract fails to comply with the terms of its contract. The loss incurred by the failure of a counter party is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Additionally, risks may arise from movements in interest rates unanticipated by Management.

          Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments are reclassified to realized gains/losses in conjunction with the actual net receipt or payment of such amounts. The reclassifications do not impact the Fund's total net assets applicable to common shareholders or its total net increase (decrease) in net assets applicable to common shareholders resulting from operations. At October 31, 2005, the Fund had outstanding interest rate swap contracts as follows:

                                                              RATE TYPE
                                                     ---------------------------
                                                      FIXED-RATE   VARIABLE-RATE        ACCRUED
          SWAP                                          PAYMENTS        PAYMENTS   NET INTEREST      UNREALIZED
          COUNTER            NOTIONAL    TERMINATION     MADE BY     RECEIVED BY     RECEIVABLE    APPRECIATION       TOTAL
          PARTY                AMOUNT           DATE    THE FUND     THE FUND(1)      (PAYABLE)  (DEPRECIATION)  FAIR VALUE
          Merrill Lynch  $ 40,000,000  July 16, 2008       3.818%           3.97%       $ 2,533       $ 933,073   $ 935,606

          (1) 30 day LIBOR (London Interbank Offered Rate)

     10 SECURITY LENDING: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund entered into a Securities Lending Agreement ("Neuberger Agreement") on July 1, 2004 with Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, pursuant to which Neuberger acted as the Fund's lending agent. Under the Neuberger Agreement, Neuberger guaranteed a certain amount of revenue to the Fund and received any revenue earned in excess of the guaranteed amount as a lending agency fee. For the year ended October 31, 2005, Neuberger received revenue under the Agreement of $46,940.

          On September 13, 2005, the Fund entered into new securities lending arrangements using a third party, eSecLending, to secure bids. Pursuant to such arrangements, eSecLending currently acts as agent for the Fund.

          Under the Neuberger Agreement and the new securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Prior to February 7, 2005, the Fund invested the cash collateral in the N&B Securities Lending Quality Fund, LLC ("Old Fund"), which was managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by Management. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, as approved by the Board.

          Income earned on the securities loaned, if any, is reflected in the Statement of Operations under the caption "Income from securities loaned-affiliated issuers."

     11 REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

     12   TRANSACTIONS WITH OTHER FUNDS MANAGED BY NEUBERGER BERMAN MANAGEMENT
          INC.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. Prior to December 2004, the Fund invested in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), as approved by the Board. As of December 2004, the Fund changed its investment from the Cash Fund to the newly created Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. The Cash Fund and Prime Money each seek to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in the Cash Fund or Prime Money, Management waives a portion of its management fee equal to the management fee it receives from the Cash Fund and Prime Money on those assets (the "Arrangement"). For the year ended October 31, 2005, management fees waived under this Arrangement with respect to the Cash Fund and Prime Money amounted to $1,246 and $3,687, respectively. For the year ended October 31, 2005, income earned under this Arrangement with respect to the Cash Fund and Prime Money amounted to $20,004 and $129,944, respectively, and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

     13 ORGANIZATION EXPENSES AND OFFERING COSTS: Management agreed to pay all organizational expenses and the amount by which the Fund's offering costs for common stock (other than sales load) exceed $0.04 per share. The costs incurred by Management were approximately $531,958. Offering costs for common stock paid by the Fund were charged as a reduction of common stock paid-in-capital at the completion of the Fund's offering on March 30, 2004 and amounted to $232,209.

          Additionally, offering costs of $269,056 and sales loads of $525,000 incurred through the issuance of AMPS were charged as a reduction of common stock paid-in-capital at the completion of the Fund's AMPS offerings on June 28, 2004.

          As of October 31, 2005, there was no remaining payable for offering costs.

     14 CONCENTRATION OF RISK: Under normal market conditions, the Fund's investments will be primarily concentrated in 1) income-producing securities recommended by the Neuberger Research Department that, at the time of investment, have a dividend yield greater than the average dividend yield of the S&P 500 Composite Stock Index and 2) income-producing common equity securities, preferred equity securities, securities convertible into equity securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The values of the securities of such companies may fluctuate more due to economic, legal, cultural, geopolitical or technological developments affecting the United States real estate industry or a segment of the real estate industry in which the Fund owns a substantial position, than would the shares of a fund not concentrated in the real estate industry.

     15 INDEMNIFICATIONS: Like many other companies, the Fund's organizational documents provide that its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Fund's maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

          NOTE B--MANAGEMENT FEES, ADMINISTRATION FEES, AND OTHER TRANSACTIONS WITH AFFILIATES:

          The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.60% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, the Liquidation Value of any AMPS outstanding is not considered a liability.

          Management has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund at the following annual rates:

                        YEAR ENDED                      % OF AVERAGE
                        OCTOBER 31,                 DAILY MANAGED ASSETS
            ---------------------------------------------------------------------
                        2005-2008                           0.20
                          2009                              0.14
                          2010                              0.07

          Management has not contractually agreed to waive any portion of its fees beyond October 31, 2010.

          For the year ended October 31, 2005, such waived fees amounted to $369,031.

          The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.25% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

          Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Directors of the Fund are also employees of Neuberger and/or Management.

          The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Expenses paid through this program may include costs of custodial, transfer agency or accounting services. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $20,193.

          The Fund has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2005, the impact of this arrangement was a reduction of expenses of $58.

          In connection with the settlement of each AMPS auction, the Fund pays, through the auction agent, a service fee to each participating broker-dealer based upon the aggregate liquidation preference of the AMPS held by the broker-dealer's customers. For any auction preceding a rate period of less than one year, the service fee is paid at the annual rate of 1/4 of 1%; for any auction preceding a rate period of one year or more, the service fee is paid at a rate agreed to by the Fund and the broker-dealer.

          In order to satisfy rating agencies' requirements, the Fund is required to provide each rating agency a report on a monthly basis verifying that the Fund is maintaining eligible assets having a discounted value equal to or greater than the AMPS Basic Maintenance Amount, which is a minimum level set by each rating agency as one of the conditions to maintain the AAA/Aaa rating on the AMPS. "Discounted value" refers to the fact that the rating agencies require the Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agencies. The Fund pays a fee to State Street for the preparation of this report which is reflected in the Statement of Operations under the caption "Basic maintenance expense."

          NOTE C--SECURITIES TRANSACTIONS:

          During the year ended October 31, 2005, there were purchase and sale transactions (excluding short-term securities and interest rate swap contracts) of $113,099,318 and $118,729,123, respectively.

          During the year ended October 31, 2005, brokerage commissions on securities transactions amounted to $319,687, of which Lehman received $55,594, and other brokers received $264,093.

          NOTE D--CAPITAL:

          At October 31, 2005, the common shares outstanding and the common shares of the Fund owned by Neuberger were as follows:

                                              COMMON SHARES        COMMON SHARES
                                                OUTSTANDING   OWNED BY NEUBERGER
                                                  5,805,236                5,236

          Transactions in common shares for the year ended October 31, 2005 and for the period ended October 31, 2004 were as follows:

                                            COMMON SHARES ISSUED IN CONNECTION WITH:
                                                      UNDERWRITERS' EXERCISE        REINVESTMENT OF
                  INITIAL                                  OF OVER-ALLOTMENT          DIVIDENDS AND  NET INCREASE IN COMMON
           CAPITALIZATION   INITIAL PUBLIC OFFERING                   OPTION          DISTRIBUTIONS      SHARES OUTSTANDING
          2005       2004     2005             2004         2005        2004        2005       2004    2005            2004
            --       5,236      --        5,800,000           --          --          --         --      --       5,805,236

          NOTE E--INVESTMENTS IN AFFILIATES*:

                                                                                                        INCOME FROM
                              BALANCE OF                                   BALANCE OF                   INVESTMENTS
                                  SHARES                          GROSS        SHARES                 IN AFFILIATED
                                    HELD          GROSS           SALES          HELD          VALUE        ISSUERS
                             OCTOBER 31,      PURCHASES             AND   OCTOBER 31,    OCTOBER 31,    INCLUDED IN
          NAME OF ISSUER            2004  AND ADDITIONS      REDUCTIONS          2005           2005   TOTAL INCOME
          Neuberger Berman
          Securities
          Lending
          Quality Fund,
          LLC**               19,215,500  1,550,908,451   1,554,480,904    15,643,047   $ 15,643,047    $     4,901

          Neuberger Berman
          Institutional
          Cash Fund
          Trust Class***       2,171,204     18,334,409      20,505,613            --             --         20,004

          Neuberger
          Berman Prime
          Money Fund Trust
          Class***                    --     69,778,186      61,470,945     8,307,241      8,307,241        129,944
                                                                                        ------------    -----------
          TOTAL                                                                         $ 23,950,288    $   154,849
                                                                                        ------------    -----------

          *    Affiliated issuers, as defined in the 1940 Act.

          ** Prior to February 7, 2005, the Old Fund, an investment vehicle established by the Fund's custodian, was used to invest cash the Fund received as collateral for securities loans. Effective February 7, 2005, the Fund changed the collateral investment vehicle from the Old Fund to the Quality Fund, a fund managed by Lehman Brothers Asset Management LLC an affiliate of Management, as approved by the Board. The Fund's shares in the Old Fund and Quality Fund were and are non-voting. However, because all shares of the Old Fund and Quality Fund were and are held by funds in the related investment company complex, the Old Fund and Quality Fund may have been and may be considered affiliates of the Fund.

          *** The Cash Fund and Prime Money are also managed by Management and may be considered affiliates since they have the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of the Cash Fund or Prime Money, respectively.

FINANCIAL HIGHLIGHTS DIVIDEND ADVANTAGE FUND INC.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

                                                                                               PERIOD FROM
                                                                            YEAR ENDED     MARCH 30, 2004^
                                                                           OCTOBER 31,      TO OCTOBER 31,
                                                                          ------------     ---------------
                                                                                  2005                2004
COMMON SHARE NET ASSET VALUE, BEGINNING OF PERIOD                            $   20.65            $  19.10
                                                                             ---------            --------

INCOME FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS:
NET INVESTMENT INCOME (LOSS)~                                                      .62                 .39
NET GAINS OR LOSSES ON SECURITIES (BOTH REALIZED AND UNREALIZED)                  3.66                1.99

COMMON SHARE EQUIVALENT OF DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM:
  NET INVESTMENT INCOME~                                                          (.12)               (.03)
  NET CAPITAL GAINS~                                                              (.15)               (.00)
  TAX RETURN OF CAPITAL~                                                            --                (.02)
                                                                             ---------            --------
  TOTAL DISTRIBUTIONS TO PREFERRED SHAREHOLDERS                                   (.27)               (.05)
                                                                             ---------            --------
TOTAL FROM INVESTMENT OPERATIONS APPLICABLE TO COMMON SHAREHOLDERS                4.01                2.33
                                                                             ---------            --------

LESS DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  NET INVESTMENT INCOME                                                           (.54)               (.32)
  NET CAPITAL GAINS                                                               (.66)               (.09)
  TAX RETURN OF CAPITAL                                                             --                (.19)
                                                                             ---------            --------
TOTAL DISTRIBUTIONS TO COMMON SHAREHOLDERS                                       (1.20)               (.60)
                                                                             ---------            --------

LESS CAPITAL CHARGES FROM:
ISSUANCE OF COMMON SHARES                                                           --                (.04)
ISSUANCE OF PREFERRED SHARES                                                        --                (.14)
                                                                             ---------            --------
TOTAL CAPITAL CHARGES                                                             (.00)               (.18)
                                                                             ---------            --------
COMMON SHARE NET ASSET VALUE, END OF PERIOD                                  $   23.46            $  20.65
                                                                             ---------            --------
COMMON SHARE MARKET VALUE, END OF PERIOD                                     $   20.00            $  18.69
                                                                             ---------            --------
TOTAL RETURN, COMMON SHARE NET ASSET VALUE+                                     +20.57%             +11.83%**
TOTAL RETURN, COMMON SHARE MARKET VALUE+                                        +13.57%              -3.33%**

RATIOS/SUPPLEMENTAL DATA++
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS, END OF PERIOD (IN
  MILLIONS)                                                                  $   136.2            $  119.9
PREFERRED STOCK, AT LIQUIDATION VALUE ($25,000 PER SHARE
  LIQUIDATION PREFERENCE) (IN MILLIONS)                                      $    52.5            $   52.5
RATIO OF GROSS EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS#                                                            1.30%               1.14%*
RATIO OF NET EXPENSES TO AVERAGE NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS##                                                                  1.28%               1.12%*
RATIO OF NET INVESTMENT INCOME (LOSS) EXCLUDING PREFERRED SHARE
  DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS               2.72%               3.47%*
RATIO OF PREFERRED SHARE DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO
  COMMON SHAREHOLDERS                                                             1.18%                .47%*
RATIO OF NET INVESTMENT INCOME (LOSS) INCLUDING PREFERRED SHARE
  DIVIDENDS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS               1.54%               3.00%*
PORTFOLIO TURNOVER RATE                                                             63%                 28%**
ASSET COVERAGE PER PREFERRED SHARE, END OF PERIOD@                           $  89,880            $ 82,086

See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS DIVIDEND ADVANTAGE FUND INC.

+ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on per share market value assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Total return would have been lower if Management had not waived a portion of the investment management fee. Performance data current to the most recent month-end are available at www.nb.com.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## After waiver of a portion of the investment management fee. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets applicable to common shareholders would have been:

                                                                  PERIOD FROM
                                            YEAR ENDED         MARCH 30, 2004
                                      OCTOBER 31, 2005    TO OCTOBER 31, 2004
                                                  1.57%                  1.38%

^    The date investment operations commenced.

*    Annualized.

**   Not annualized.

@ Calculated by subtracting the Fund's total liabilities (excluding accumulated unpaid dividends on AMPS) from the Fund's total assets and dividing by the number of AMPS outstanding.

++ Expense ratios do not include the effect of distributions to preferred shareholders. Income ratios include income earned on assets attributable to AMPS.

~ Calculated based on the average number of shares outstanding during each fiscal period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Neuberger Berman Dividend Advantage Fund Inc.

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Dividend Advantage Fund Inc. (the "Fund"), including the schedule of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended October 31, 2005 and the period from March 30, 2004 (commencement of operations) to October 31, 2004 and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Dividend Advantage Fund Inc., at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for the year ended October 31, 2005 and for the period from March 30, 2004 (commencement of operations) to October 31, 2004, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                 /s/ Ernst & Young LLP


Boston, Massachusetts
December 9, 2005

DIVIDEND REINVESTMENT PLAN

The Bank of New York ("Plan Agent") will act as Plan Agent for shareholders who have not elected in writing to receive dividends and distributions in cash (each a "Participant"), will open an account for each Participant under the Dividend Reinvestment Plan ("Plan") in the same name as their then current Shares are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the common stock of the Fund ("Shares"), each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant's account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant's account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant's account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an "ex-dividend" basis, but in no event, except as provided below, more than 30 days after the dividend payment date, to apply the amount of such dividend or distribution on each Participant's Shares (less their PRO RATA share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant's account. No such purchases may be made more than 30 days after the payment date for such dividend except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the dividend reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund's Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant's uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each Participant's account. For the purpose of cash investments, the Plan Agent may commingle each Participant's funds with those of other shareholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant's Shares acquired pursuant to the Plan together with the Shares of other shareholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent's name or that of the Plan Agent's nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the PRO RATA expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its shareholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged their PRO RATA share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant's notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Agent will cause a certificate or certificates for the number of Shares held for each Participant under the Plan to be delivered to the Participant (or if the Shares are not then in certificated form, will cause the Shares to be transferred to the Participant) without charge.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant's account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent's negligence, bad faith, or willful misconduct or that of its employees.

These terms and conditions shall be governed by the laws of the State of Maryland.

DIRECTORY

INVESTMENT MANAGER AND ADMINISTRATOR
Neuberger Berman Management Inc.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.461.1899 or 212.476.8800

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

STOCK TRANSFER AGENT
The Bank of New York
101 Barclay Street, 11-E
New York, NY 10286

LEGAL COUNSEL
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

DIRECTORS AND OFFICERS

The following tables set forth information concerning the directors and officers of the Funds. All persons named as directors and officers also serve in similar capacities for other funds administered or managed by Management and Neuberger. The Statement of Additional Information for each Fund includes additional information about fund directors and is available upon request, without charge, by calling (877) 461-1899.

THE BOARD OF DIRECTORS

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, ADDRESS (1)  AND     LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   POSITION (2) WITH FUND            SERVED         PRINCIPAL OCCUPATION(S) (4)      DIRECTOR (5)       FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                               CLASS I

INDEPENDENT FUND DIRECTORS

Faith Colish (70)               Since the         Counsel, Carter Ledyard &               45        Director, American Bar
Director                        inception of      Milburn LLP (law firm) since                      Retirement Association (ABRA)
                                the Fund(3)       October 2002; formerly,                           since 1997 (not-for-profit
                                                  Attorney-at-Law and President,                    membership association).
                                                  Faith Colish, A Professional
                                                  Corporation, 1980 to 2002.

C. Anne Harvey (68)             Since the         Consultant, C.A. Harvey                 45        President, Board of Associates
Director                        inception of      Associates since June 2001;                       to The National Rehabilitation
                                the Fund(3)       formerly, Director, AARP, 1978                    Hospital's Board of Directors
                                                  to December 2001.                                 since 2002; formerly, Member,
                                                                                                    Individual Investors Advisory
                                                                                                    Committee to the New York
                                                                                                    Stock Exchange Board of
                                                                                                    Directors, 1998 to June 2002;
                                                                                                    formerly, Member, American
                                                                                                    Savings Education Council's
                                                                                                    Policy Board (ASEC), 1998 to
                                                                                                    2000; formerly, Member,
                                                                                                    Executive Committee, Crime
                                                                                                    Prevention Coalition of
                                                                                                    America, 1997 to 2000.

Cornelius T. Ryan (74)          Since the         Founding General Partner, Oxford        45        Director, Capital Cash
Director                        inception of      Partners and Oxford Bioscience                    Management Trust (money market
                                the Fund(3)       Partners (venture capital                         fund), Naragansett Insured
                                                  partnerships) and President,                      Tax-Free Income Fund, Rocky
                                                  Oxford Venture Corporation.                       Mountain Equity Fund, Prime
                                                                                                    Cash Fund, several private
                                                                                                    companies and QuadraMed
                                                                                                    Corporation (NASDAQ).

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, ADDRESS (1)  AND     LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   POSITION (2) WITH FUND            SERVED         PRINCIPAL OCCUPATION(S) (4)      DIRECTOR (5)       FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Peter P. Trapp (61)             Since the         Regional Manager for Atlanta            45        None.
Director                        inception of      Region, Ford Motor Credit
                                the Fund(3)       Company since August 1997;
                                                  formerly, President, Ford Life
                                                  Insurance Company, April 1995
                                                  to August 1997.

DIRECTOR WHO IS AN "INTERESTED PERSON"

Peter E. Sundman* (46)          Since the         Executive Vice President,               45        Director and Vice President,
Chief Executive Officer,        inception of      Neuberger Berman Inc. (holding                    Neuberger & Berman Agency, Inc.
Director and Chairman           the Fund(3)       company) since 1999; Head of                      since 2000; formerly, Director,
of the Board                                      Neuberger Berman Inc.'s Mutual                    Neuberger Berman Inc. (holding
                                                  Funds Business (since 1999) and                   company) from October 1999 to
                                                  Institutional Business (from                      March 2003; Trustee, Frost
                                                  1999 to October 2005);                            Valley YMCA.
                                                  responsible for Managed
                                                  Accounts Business and
                                                  intermediary distribution since
                                                  October 2005; President and
                                                  Director, Management since
                                                  1999; Executive Vice President,
                                                  Neuberger since 1999; formerly,
                                                  Principal, Neuberger from 1997
                                                  to 1999; formerly, Senior Vice
                                                  President, Management from 1996
                                                  to 1999.

                                                              CLASS II

INDEPENDENT FUND DIRECTORS

John Cannon (75)                Since the         Consultant. Formerly,                   45        Independent Trustee or
Director                        inception of      Chairman, CDC Investment                          Director of three series of
                                the Fund(3)       Advisers (registered investment                   Oppenheimer Funds:
                                                  adviser), 1993 to January 1999;                   Limited Term New York
                                                  formerly, President and Chief                     Municipal Fund, Rochester
                                                  Executive Officer, AMA                            Fund Municipals, and
                                                  Investment Advisors, an                           Oppenheimer Convertible
                                                  affiliate of the American                         Securities Fund, since 1992.
                                                  Medical Association.

Barry Hirsch (72)               Since the         Attorney-at-Law. Formerly,              45        None.
Director                        inception of      Senior Counsel, Loews
                                the Fund(3)       Corporation (diversified
                                                  financial corporation) May 2002
                                                  to April 2003; formerly, Senior
                                                  Vice President, Secretary and
                                                  General Counsel, Loews
                                                  Corporation.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, ADDRESS (1)  AND     LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   POSITION (2) WITH FUND            SERVED         PRINCIPAL OCCUPATION(S) (4)      DIRECTOR (5)       FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Tom D. Seip (55)                Since the         General Partner, Seip                   45        Director, H&R Block, Inc.
Director                        inception of      Investments LP (a private                         (financial services company)
                                the Fund(3)       investment partnership);                          since May 2001; Director,
                                                  formerly, President and CEO,                      Forward Management, Inc.
                                                  Westaff, Inc. (temporary                          (asset management) since
                                                  staffing), May 2001 to January                    2001; formerly, Director,
                                                  2002; Senior Executive at the                     General Magic (voice
                                                  Charles Schwab Corporation from                   recognition software) 2001 to
                                                  1983 to 1999, including Chief                     2002; formerly, Director,
                                                  Executive Officer, Charles                        E-Finance Corporation (credit
                                                  Schwab Investment Management,                     decisioning services) 1999 to
                                                  Inc. and Trustee, Schwab Family                   2003; formerly, Director,
                                                  of Funds and Schwab Investments                   Save-Daily.com (micro
                                                  from 1997 to 1998; and Executive                  investing services) 1999 to
                                                  Vice President-Retail Brokerage,                  2003; Director, Offroad
                                                  Charles Schwab Investment                         Capital Inc. (pre-public
                                                  Management from 1994 to 1997.                     internet commerce company).

DIRECTOR WHO IS AN "INTERESTED PERSON"

Jack L. Rivkin* (65)            Since 2002(3)     Executive Vice President and            45        Director, Dale Carnegie and
President and Director                            Chief Investment Officer,                         Associates, Inc. (private
                                                  Neuberger Berman Inc. (holding                    company) since 1998;
                                                  company) since 2002 and 2003,                     Director, Emagin Corp.
                                                  respectively; Executive Vice                      (public company) since 1997;
                                                  President and Chief Investment                    Director, Solbright, Inc.
                                                  Officer, Neuberger since                          (private company) since 1998;
                                                  December 2002 and 2003,                           Director, Infogate, Inc.
                                                  respectively; Director and                        (private company) since 1997;
                                                  Chairman, Management since                        Director, Broadway Television
                                                  December 2002; formerly,                          Network (private company)
                                                  Executive Vice President,                         since 2000.
                                                  Citigroup Investments, Inc.
                                                  from September 1995 to February
                                                  2002; formerly, Executive Vice
                                                  President, Citigroup Inc. from
                                                  September 1995 to February
                                                  2002.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, ADDRESS (1)  AND     LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   POSITION (2) WITH FUND            SERVED         PRINCIPAL OCCUPATION(S) (4)      DIRECTOR (5)       FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS III

INDEPENDENT FUND DIRECTORS

Robert A. Kavesh (78)           Since the         Marcus Nadler Professor Emeritus        45        Director, The Caring
Director                        inception of the  of Finance and Economics, New                     Community (not-for-profit);
                                Fund(3)           York University Stern School of                   formerly, Director, DEL
                                                  Business; formerly, Executive                     Laboratories, Inc. (cosmetics
                                                  Secretary-Treasurer, American                     and pharmaceuticals), 1978 to
                                                  Finance Association, 1961 to                      2004; formerly, Director,
                                                  1979.                                             Apple Bank for Savings, 1979
                                                                                                    to 1990; formerly, Director,
                                                                                                    Western Pacific Industries,
                                                                                                    Inc., 1972 to 1986 (public
                                                                                                    company).

Howard A. Mileaf (68)           Since the         Retired. Formerly, Vice                 45        Director, WHX Corporation
Director                        inception of the  President and Special Counsel,                    (holding company) since
                                Fund(3)           WHX Corporation (holding                          August 2002; Director,
                                                  company) 1993 to 2001.                            Webfinancial Corporation
                                                                                                    (holding company) since
                                                                                                    December 2002; Director, State
                                                                                                    Theatre of New Jersey
                                                                                                    (not-for-profit theater) since
                                                                                                    2000; formerly, Director,
                                                                                                    Kevlin Corporation
                                                                                                    (manufacturer of microwave and
                                                                                                    other products).

Edward I. O'Brien (77)          Since the         Formerly, Member, Investment            45        Director, Legg Mason, Inc.
Director                        inception of the  Policy Committee, Edward Jones,                   (financial services holding
                                Fund(3)           1993 to 2001; President,                          company) since 1993;
                                                  Securities Industry Association                   formerly, Director, Boston
                                                  ("SIA") (securities industry's                    Financial Group (real estate
                                                  representative in government                      and tax shelters) 1993 to
                                                  relations and regulatory matters                  1999.
                                                  at the federal and state levels)
                                                  1974 to 1992; Adviser to SIA,
                                                  November 1992 to November 1993.

William E. Rulon (73)          Since the          Retired. Formerly, Senior Vice          45        Director, Pro-Kids Golf and
Director                       inception of the   President, Foodmaker, Inc.                        Learning Academy (teach golf
                               Fund(3)            (operator and franchiser of                       and computer usage to "at
                                                  restaurants) until January 1997.                  risk" children) since 1998;
                                                                                                    formerly, Director, Prandium,
                                                                                                    Inc. (restaurants) from March
                                                                                                    2001 to July 2002.

                                                                                     NUMBER OF
                                                                                   PORTFOLIOS IN
                                                                                    FUND COMPLEX
 NAME, AGE, ADDRESS (1)  AND     LENGTH OF TIME                                      OVERSEEN BY    OTHER DIRECTORSHIPS HELD OUTSIDE
   POSITION (2) WITH FUND            SERVED         PRINCIPAL OCCUPATION(S) (4)      DIRECTOR (5)       FUND COMPLEX BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Candace L. Straight (58)        Since the         Private investor and consultant         45        Director, The Proformance
Director                        inception of      specializing in the insurance                     Insurance Company (personal
                                the Fund(3)       industry; formerly, Advisory                      lines property and casualty
                                                  Director, Securitas Capital LLC                   insurance company) since March
                                                  (a global private equity                          2004; Director, Providence
                                                  investment firm dedicated to                      Washington (property and
                                                  making investments in the                         casualty insurance company)
                                                  insurance sector) 1998 to                         since December 1998; Director,
                                                  December 2002.                                    Summit Global Partners
                                                                                                    (insurance brokerage firm)
                                                                                                    since October 2000.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) The Board of Directors shall at times be divided as equally as possible into three classes of Directors designated Class I, Class II, and Class
     III. The terms of office of Class I, Class II, and Class III Directors shall expire at the annual meeting of shareholders held in 2006, 2007, and 2008, respectively, and at each third annual meeting of stockholders thereafter.

(3) The Director has served since the Fund's inception except for Mr. Rivkin who has served as a Director since December 2002 for the Funds with an inception date of 2002. The inception date of Neuberger Berman Intermediate Municipal Fund Inc., Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman New York Intermediate Municipal Fund Inc., and Neuberger Berman Real Estate Income Fund Inc. is 2002. The inception date of Neuberger Berman Realty Income Fund Inc., Neuberger Berman Real Estate Securities Income Fund Inc. and Neuberger Berman Income Opportunity Fund Inc. is 2003. The inception date of Neuberger Berman Dividend Advantage Fund Inc. is 2004.

(4) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(5) For funds organized in a master-feeder structure, we count the master fund and its associated feeder funds as a single portfolio.

* Indicates a Director who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Fund by virtue of the fact that they are officers and/or directors of Management and Executive Vice Presidents of Neuberger Berman.

INFORMATION ABOUT THE OFFICERS OF THE FUND

                                                    POSITION AND
    NAME, AGE, AND ADDRESS (1)                  LENGTH OF TIME SERVED                        PRINCIPAL OCCUPATION(S) (2)
-----------------------------------------------------------------------------------------------------------------------------------
Michael J. Bradler (35)                 Assistant Treasurer since 2005              Employee, Management since 1997; Assistant
                                                                                    Treasurer, fifteen registered investment
                                                                                    companies for which Management acts as
                                                                                    investment manager and administrator since
                                                                                    2005.

Claudia A. Brandon (49)                 Secretary since the Fund's                  Vice President-Mutual Fund Board Relations,
                                        inception (3)                               Management since 2000 and Assistant Secretary
                                                                                    since 2004; Vice President, Neuberger since
                                                                                    2002 and employee since 1999; Assistant
                                                                                    Secretary, Management since 2004; formerly,
                                                                                    Vice President, Management from 1986 to 1999;
                                                                                    Secretary, fifteen registered investment
                                                                                    companies for which Management acts as
                                                                                    investment manager and administrator (three
                                                                                    since 2000, four since 2002, three since 2003,
                                                                                    four since 2004 and one since 2005).

Robert Conti (49)                       Vice President since the Fund's             Senior Vice President, Neuberger since 2003;
                                        inception (3)                               formerly, Vice President, Neuberger from 1999
                                                                                    to 2003; Senior Vice President, Management
                                                                                    since 2000; formerly, Controller, Management
                                                                                    until 1996; formerly, Treasurer, Management
                                                                                    from 1996 to 1999; Vice President, fifteen
                                                                                    registered investment companies for which
                                                                                    Management acts as investment manager and
                                                                                    administrator (three since 2000, four since
                                                                                    2002, three since 2003, four since 2004 and one
                                                                                    since 2005).

Brian J. Gaffney (52)                   Vice President since the Fund's             Managing Director, Neuberger since 1999;
                                        inception (3)                               Senior Vice President, Management since 2000;
                                                                                    formerly, Vice President, Management from 1997
                                                                                    to 1999; Vice President, fifteen registered
                                                                                    investment companies for which Management acts
                                                                                    as investment manager and administrator (three
                                                                                    since 2000, four since 2002, three since 2003,
                                                                                    four since 2004 and one since 2005).

                                                    POSITION AND
    NAME, AGE, AND ADDRESS (1)                  LENGTH OF TIME SERVED                        PRINCIPAL OCCUPATION(S) (2)
-----------------------------------------------------------------------------------------------------------------------------------
Sheila R. James (40)                    Assistant Secretary since the               Employee, Neuberger since 1999; formerly,
                                        Fund's inception (3)                        Employee, Management from 1991 to 1999;
                                                                                    Assistant Secretary, fifteen registered
                                                                                    investment companies for which Management acts
                                                                                    as investment manager and administrator (seven
                                                                                    since 2002, three since 2003, four since 2004
                                                                                    and one since 2005).

Kevin Lyons (50)                        Assistant Secretary since 2003 (4)          Employee, Neuberger since 1999; formerly,
                                                                                    Employee, Management from 1993 to 1999;
                                                                                    Assistant Secretary, fifteen registered
                                                                                    investment companies for which Management acts
                                                                                    as investment manager and administrator (ten
                                                                                    since 2003, four since 2004 and one since
                                                                                    2005).

John M. McGovern (35)                   Treasurer and Principal Financial           Vice President, Neuberger since January 2004;
                                        and Accounting Officer since                Employee, Management since 1993; Treasurer
                                        2005; prior thereto, Assistant              and Principal Financial and Accounting Officer,
                                        Treasurer since the Fund's                  fifteen registered investment companies for
                                        inception (3)                               which Management acts as investment manager and
                                                                                    administrator (fifteen since 2005); formerly,
                                                                                    Assistant Treasurer, fifteen registered
                                                                                    investment companies for which Management acts
                                                                                    as investment manager and administrator from
                                                                                    2002 to 2005.

Frank Rosato (34)                       Assistant Treasurer since 2005              Employee, Management since 1995; Assistant
                                                                                    Treasurer, fifteen registered investment
                                                                                    companies for which Management acts as
                                                                                    investment manager and administrator since
                                                                                    2005.

Frederic B. Soule (59)                  Vice President since the Fund's             Senior Vice President, Neuberger since 2003;
                                        inception (3)                               formerly, Vice President, Neuberger from 1999
                                                                                    to 2003; formerly, Vice President, Management
                                                                                    from 1995 to 1999; Vice President, fifteen
                                                                                    registered investment companies for which
                                                                                    Management acts as investment manager and
                                                                                    administrator (three since 2000, four since
                                                                                    2002, three since 2003, four since 2004 and one
                                                                                    since 2005).

                                                    POSITION AND
    NAME, AGE, AND ADDRESS (1)                  LENGTH OF TIME SERVED                        PRINCIPAL OCCUPATION(S) (2)
-----------------------------------------------------------------------------------------------------------------------------------
Chamaine Williams (34)                  Chief Compliance Officer                    Vice President, Lehman Brothers Inc. since
                                        since 2005                                  2003; Chief Compliance Officer, fifteen
                                                                                    registered investment companies for which
                                                                                    Management acts as investment manager and
                                                                                    administrator (fifteen since 2005); Chief
                                                                                    Compliance Officer, Lehman Brothers Asset
                                                                                    Management Inc. since 2003; Chief Compliance
                                                                                    Officer, Lehman Brothers Alternative Investment
                                                                                    Management LLC since 2003; formerly, Vice
                                                                                    President, UBS Global Asset Management (US)
                                                                                    Inc. (formerly, Mitchell Hutchins Asset
                                                                                    Management, a wholly-owned subsidiary of
                                                                                    PaineWebber Inc.) from 1997-2003.

----------------
(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(3) The officer has served since the Fund's inception. The inception date of Neuberger Berman Intermediate Municipal Fund, Inc., Neuberger Berman California Intermediate Municipal Fund, Inc., Neuberger Berman New York Intermediate Municipal Fund, Inc., and Neuberger Berman Real Estate Income Fund is 2002. The inception date of Neuberger Berman Realty Income Fund, Inc., Neuberger Berman Real Estate Securities Income Fund, Inc. and Neuberger Berman Income Opportunity Fund, Inc. is 2003. The inception date of the Neuberger Berman Dividend Advantage Fund, Inc. is 2004.

(4) For Neuberger Berman Dividend Advantage Fund, Inc., the officer has served since the Fund's inception in May.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also be available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on the Trust's website at www.nb.com.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

CHANGE TO INVESTMENT POLICY

On August 17, 2005, the Board approved a change to the Fund's investment policy stating that securities lending and the investment of collateral in the Neuberger Berman Securities Lending Quality Fund are permitted exceptions to the policies of the Fund requiring that it invest a specific percentage of its assets in accordance with its principal investment program.

NOTICE TO SHAREHOLDERS

For Neuberger Berman Dividend Advantage Fund, 8.28% of dividends distributed during the fiscal year ended October 31, 2005 qualifies for the dividends received deduction for corporate shareholders.

For the fiscal year ended October 31, 2005, Neuberger Berman Dividend Advantage Fund Inc. designates $1,007,104 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding the fund's distributions during the calendar year 2005 will be reported in conjunction with Form 1099-DIV.

BOARD CONSIDERATION OF THE MANAGEMENT AND SUB-ADVISORY AGREEMENTS

At a meeting held on September 21, 2005, the Board of Directors ("Board") of Neuberger Berman Dividend Advantage Fund Inc. ("Fund"), including the Directors who are not "interested persons" of the Fund ("Independent Fund Directors"), approved continuance of the Management and Sub-Advisory Agreements ("Agreements") for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Directors, reviewed materials furnished by Management and Neuberger Berman, LLC ("Neuberger") in response to questions submitted by counsel to the Independent Fund Directors, and met with senior representatives of Management and Neuberger regarding their personnel and operations. The Independent Fund Directors were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management and Neuberger. The Independent Fund Directors received a memorandum from independent counsel discussing the legal standards for their consideration of the proposed continuance of the Agreements. They met with such counsel separately from representatives of Management to discuss the annual contract review. The annual contract review extends over two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Directors may have on their initial review of the report and that the Independent Fund Directors have time to consider those responses. In addition, during this process, the Board held a separate meeting devoted to reviewing and discussing Fund performance.

The Board considered the following factors, among others, in connection with its approval of the continuance of the Agreements: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the performance of the Fund compared to relevant market indices and a peer group of investment companies; (3) the costs of the services to be provided and profits historically realized by Management and its affiliates from the relationship with the Fund; (4) the extent to which economies of scale might be realized as the Fund grows; and (5) whether fee levels reflect those potential economies of scale for the benefit of investors in the Fund. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors.

The Board evaluated the terms of the Agreements and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered, with respect to the Fund, the nature, extent and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated a report from Management and Neuberger that addressed specific factors designed to inform the Board's consideration of these and other issues. The Board also retained an independent consultant to provide additional data.

With respect to the nature, extent and quality of the services provided, the Board considered the performance of the Fund and the degree of risk undertaken by the portfolio managers. The Board considered the experience and staffing of portfolio management and the investment research personnel of Management and Neuberger dedicated to performing services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board considered the quality of brokerage execution provided by Management and its affiliates. The Board's Portfolio Transactions and Pricing Committee from time to time reviews the quality of the brokerage services that Neuberger and Lehman provide, and has reviewed studies by independent firms engaged to review and evaluate the quality of brokerage execution received by the Fund. In addition, the Board noted the positive compliance history of Management and Neuberger, as each firm has been free of significant compliance problems.

With respect to the performance of the Fund, the Board considered the performance of the Fund on both a market return and net asset value basis relative to its benchmark and a peer group of investment companies pursuing broadly similar strategies. The Board also considered the performance in relation to the degree of risk undertaken by the portfolio managers. The Board noted the difficulty of constructing an appropriate peer group. The Board discussed the Fund's performance with Management and discussed steps that Management had taken, or intended to take, to improve the Fund's performance. The Board also considered Management's resources and responsiveness with respect to the Fund.

With respect to the overall fairness of the Agreements, the Board considered the fee structure of the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or Neuberger or their affiliates. The Board also considered the profitability of Management and its affiliates from their association with the Fund.

The Board received a detailed report from an independent consultant that compares the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board considered the range and average of the management fees and expense ratios of the peer group. With regard to the sub-advisory fee paid to Neuberger, the Board noted that this fee is reflective of an "at cost" basis and there is no profit to Neuberger with regard to these fees. The Board considered the Fund's overall expenses in relation to the overall expenses of the peer group median. In addition, the Board considered the contractual waiver of a portion of the management fee undertaken by Management. The Board noted that Management incurred a loss on the Fund on an after-tax basis.

The Board considered whether there were other funds that were sub-advised by Management or its affiliates or separate accounts managed by Management with similar investment objectives, policies and strategies as the Fund. The Board noted that there were no comparable sub-advised funds or separate accounts.

The Board also evaluated any actual or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund was a closed-end fund that is not continuously offering shares and that, without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Management in managing the Fund's assets.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also carefully examined Management's cost allocation methodology and had an independent expert review the methodology. It also reviewed an analysis from an independent data service on investment management profitability margins. The Board also reviewed whether Management and Neuberger used brokers to execute Fund transactions that provide research and other services to Management and Neuberger, and the types of benefits potentially derived by the Fund and by other clients of Management and Neuberger from such services. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded it was satisfied that Management's level of profitability from its relationship with the Fund was not excessive.

CONCLUSIONS

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable and that approval of the Agreements is in the best interest of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the quality of services expected to be provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship to the Fund were reasonable in comparison with the costs of providing the investment advisory services and the benefits accruing to the Fund.

[NEUBERGER BERMAN LOGO]
A LEHMAN BROTHERS COMPANY


NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
INTERNAL SALES & SERVICES
877.461.1899

www.nb.com


Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund.

[RECYCLED SYMBOL] E0100 12/05

ITEM 2. CODE OF ETHICS

The Board of Neuberger Berman Dividend Advantage Fund Inc. ("Registrant") adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions ("Code of Ethics"). A copy of the Code of Ethics is filed as Exhibit 12(a)(1) to this Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are John Cannon and Howard Mileaf. Mr. Cannon and Mr. Mileaf are an independent directors as defined by Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Ernst & Young, LLP ("E&Y") serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees
    ----------

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $49,750 and $31,250 for the fiscal years ended 2004 and 2005, respectively.

(b) Audit-Related Fees
    ------------------

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported above in Audit Fees were $0 and $6,000 for the fiscal years ended 2004 and 2005, respectively. The nature of the services provided involved agreed upon procedures relating to the Preferred Shares. The Audit Committee approved 0% of these services provided by E&Y for the fiscal year ended 2005 pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(c) Tax Fees
    --------

The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $8,700 and $8,700 for the fiscal years ended 2004 and 2005. The nature of the services provided was tax compliance, tax advice, and tax planning. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2004 and 2005, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(d) All Other Fees
    --------------

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in AUDIT FEES, AUDIT-RELATED FEES, and TAX FEES that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2004 and 2005, respectively.

(e) Audit Committee's Pre-Approval Policies and Procedures
    ------------------------------------------------------

(1) The Audit Committee's pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to the Chair of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons
    ---------------------------------

Not applicable.

(g) Non-Audit Fees
    --------------

Non-audit fees billed by E&Y for services rendered to the Registrant were $8,700 and $14,700 for the fiscal years ended 2004 and 2005, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $256,050 and $160,650 for the fiscal years ended 2004 and 2005.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Board has established an Audit Committee to oversee particular aspects of the Registrant's management. The Audit Committee's purposes are (a) to oversee the Funds' accounting and financial reporting processes, their internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; (b) to oversee the quality and integrity of the Funds' financial statements and the independent audit thereof; (c) to oversee, or, as appropriate, assist Board oversight of, the Funds' compliance with legal and regulatory requirements that relate to the Funds' accounting and financial reporting, internal control over financial reporting and independent audits; (d) to approve prior to appointment the engagement of the Funds' independent registered public accounting firms and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Funds' independent registered public accounting firms; (e) to act as a liaison between the Funds' independent registered public accounting firms and the full Board;
and (f) to prepare an audit committee report as required by Item 306 of Regulations S-K to be included in proxy statements relating to the election of directors. Its members are John Cannon, Howard A. Mileaf, Cornelius T. Ryan (Chairman), Tom D. Seip, and Peter P. Trapp. All members are Independent Fund Trustees.

ITEM 6. SCHEDULE OF INVESTMENTS

The complete schedule of investments for each series is disclosed in the Registrant's Annual Report, which is included as Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

The Board has delegated to Neuberger Berman, LLC ("Neuberger Berman") the responsibility to vote proxies related to the securities held in the Fund's portfolios. Under this authority, Neuberger Berman is required by the Board to vote proxies related to portfolio securities in the best interests of the Fund and its stockholders. The Board permits Neuberger Berman to contract with a third party to obtain proxy voting and related services, including research of current issues.

Neuberger Berman has implemented written Proxy Voting Policies and Procedures ("Proxy Voting Policy") that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority, including the Fund. The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman's Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Institutional Shareholder Services Inc. ("ISS") to vote proxies in accordance with Neuberger Berman's voting guidelines.

Neuberger Berman's guidelines adopt the voting recommendations of ISS. Neuberger Berman retains final authority and fiduciary responsibility for proxy voting. Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman's proxy voting guidelines or in a manner inconsistent with ISS recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

No reportable purchases for the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11. CONTROLS AND PROCEDURES

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "Act")) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM  12. EXHIBITS

(a)(1)  A copy of the Code of Ethics is filed as Exhibit 12(a)(1).

(a)(2) The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley Act") are attached hereto.

(a)(3)  Not applicable to the Registrant.

(b) The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are attached hereto.

The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Dividend Advantage Fund Inc.


By:  /s/ Peter E. Sundman
     ------------------------
     Peter E. Sundman
     Chief Executive Officer

Date:  January 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By:  /s/ Peter E. Sundman
     ------------------------
     Peter E. Sundman
     Chief Executive Officer

Date:  January 9, 2006



By:  /s/ John M. McGovern
     ------------------------
     John M. McGovern
     Treasurer and Principal Financial
     and Accounting Officer

Date:  January 9, 2006